UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _)
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  Soliciting Material Pursuant to Rule §240.14a-12
VIRTUAL PIGGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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October __, 2013
Dear Fellow Stockholder:
We will hold our 2013 annual meeting of stockholders at 9:00 a.m. (PST) on Thursday, November 14, 2013, at the Holiday Inn Express Hotel & Suites, 125 E. Pacific Coast Highway, Hermosa Beach, CA 90254.
The notice of annual meeting and proxy statement accompanying this letter describe in detail the matters to be acted upon at the meeting.
It is important that your shares be represented at the meeting. Whether or not you plan to attend, please sign, date and return your proxy card or vote by one of the other methods described in the proxy statement, as soon as possible.
We look forward to seeing you at the meeting.
Sincerely yours,
Jo Webber
Chief Executive Officer and
Chairperson of the Board of Directors

VIRTUAL PIGGY, INC.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO OUR STOCKHOLDERS:
The annual meeting of stockholders of Virtual Piggy, Inc. will be held at 9:00 a.m. (PST) on Thursday, November 14, 2013, the Holiday Inn Express Hotel & Suites, 125 E. Pacific Coast Highway, Hermosa Beach, CA 90254.
The items of business at the annual meeting are:
1.
  Election of seven directors.
2.
  Approval of the Virtual Piggy, Inc. 2013 Equity Incentive Plan.
3.
  Approval of an amendment to Virtual Piggy, Inc.’s certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 180,000,000.
4.
  Advisory approval of the compensation of our named executive officers.
5.
  Advisory approval on the frequency of holding future advisory votes on the compensation of our named executive officers.
6.
  Ratification of appointment of independent accountants for 2013.
7.
  Such other matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment or any postponement of the meeting.
September 26, 2013, is the record date for the meeting.
Ernest Cimadamore
Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 14, 2013 — The Proxy Statement and Annual Report to Stockholders are available at http://www.virtual piggy.com.
Whether or not you expect to attend the annual meeting, we urge you to vote. You may vote by telephone or via the internet. You may also mark, sign, date and return the proxy card promptly in the accompanying postage-prepaid envelope.

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
Virtual Piggy, Inc. (“Virtual Piggy” or the “Company”) is providing this proxy statement to stockholders of record of as of the close of business on September 26, 2013 in connection with the solicitation of proxies by our board of directors for use in connection with the annual meeting of stockholders to be held on Thursday, November 14, 2013.
The Annual Meeting and Voting
Our board of directors is soliciting proxies to be used at the annual meeting of stockholders to be held on Thursday, November 14, 2013, or at any adjournment of the meeting. This proxy statement contains information about the items being voted on at the annual meeting. We are mailing this proxy statement to stockholders on or about October 10, 2013. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.
Who is entitled to vote?
Record stockholders of Virtual Piggy common stock at the close of business on September 26, 2013 (the “record date”) can vote at the annual meeting. As of the record date, there were issued and outstanding 111,386,768 shares of Virtual Piggy common stock. Each common stockholder has one vote for each share of common stock owned as of the record date. A list of all stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting at our office at 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254, for the ten-day period immediately preceding the meeting.
How do I vote?
If you are a stockholder with shares registered in your name, you can vote by one of the following methods:
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  Via the Internet — To vote by internet, go to www.islandstocktransfer.com, click on Vote Your Proxy and follow the on-screen instructions to enter your Control Number. The deadline for voting via the Internet is 11:59 p.m. (EDT) on November 13, 2013.
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  By Telephone — To vote by telephone, dial 877-502-0550 and follow the instructions. The deadline for voting by telephone is 11:59 p.m. (EDT) on November 13, 2013.
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  By Mail — To vote by mail, complete, sign and date the proxy card and mail it in the pre-addressed postage-paid envelope. Proxy cards submitted by mail must be received by the time of the annual meeting in order for your shares to be voted.
If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted consistent with the recommendations of our board of directors as described below and in accordance with the best judgment of the persons named on the proxy on any other matters which may come before the meeting.
How do I vote if my shares are held in street name?
If your shares are held by a broker, bank, or other stockholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise (typically referred to as being held in “street name”), you may receive a separate voting instruction form or you may need to contact your broker, bank, or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

May I change my vote?
Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice with our Secretary (Virtual Piggy, Inc., 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person.
What constitutes a quorum?
The holders of shares representing a majority of the votes which may be cast at the meeting, present in person or represented by proxy, constitute a quorum. Abstentions, broker non-votes, and votes withheld from director nominees are included in the count to determine a quorum.
What is the required vote to approve each proposal?
For Proposal No. 1, the seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Proposals Nos. 2, 4, 5 and 6 will be approved if a quorum is present and a majority of the votes cast by holders present in person or represented by proxy are cast in favor of the applicable proposal, or in the case of Proposal No. 5, for one of the proposed time periods. Proposal No. 3 requires an affirmative vote of a majority of the outstanding shares of Virtual Piggy common stock.
What is the effect of broker non-votes and abstentions?
If your broker holds your shares in its “street” name, the broker may under certain circumstances vote your shares on the agenda items even if it does not receive instructions from you. Although they are included in determining whether a quorum is present, broker non-votes and abstentions are not considered votes cast on Proposal Nos. 1, 2, 4, 5 and 6 and neither will have an effect on the voting for these proposals. In the case of Proposal No. 3, broker non-votes and abstentions will have the effect of a vote “AGAINST” the proposal, since the affirmative votes of a majority of the outstanding shares of Virtual Piggy common stock are required to approve the proposal.
By when must stockholder proposals be submitted for the 2014 annual meeting?
Stockholder proposals intended to be presented at our 2014 annual meeting pursuant to Securities Exchange Act Rule 14a-8 must be received by our Secretary not later than December 31, 2013, for inclusion in our proxy statement and form of proxy relating to that meeting. Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. To be timely for our 2014 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices not less than 60 days nor more than 75 days (90 days in the case of nominations for directors) prior to the meeting; provided, however, if the Company provides less than 60 days’ notice (70 days’ notice in the case of nominations for directors) or prior public disclosure of the date of the meeting, notice from a stockholder must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or public disclosure of the meeting date was made.
How many copies of this proxy statement will be distributed if multiple stockholders share the same address?
Unless we receive contrary instructions from one or more of the affected stockholders, only one copy of this proxy statement is being delivered to multiple stockholders sharing the same address. We hereby undertake to promptly deliver a separate copy of this proxy statement upon the written or oral request of any stockholder to whom the previous sentence applies. Any written or oral request should be made to our Secretary at the address set forth in the preceding paragraph or by telephone (310-853-1950). Stockholders sharing the same address and currently receiving only one copy of the proxy statement but desiring multiple copies of such materials in the future, or currently receiving multiple copies of the proxy statement but desiring only one copy of such materials in the future, should contact our Secretary as provided in the previous sentence.

Which stockholders own at least 5% of Virtual Piggy?
The only persons or groups known to us to be beneficial owners of more than 5% of our outstanding common stock as of September 26, 2013, are reflected in the chart below. The following information is based upon Schedules 13D and 13G filed with the Securities and Exchange Commission by the persons and entities shown as of the respective dates appearing below or other information obtained by the company.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Outstanding(1)
Peter S. Pelullo 630 West Germantown Pike Suite 180 Plymouth Meeting, PA 19462	17,211,840(2)	15.4%
John Paul Dejoria Family Trust 1888 Century Park East Suite 1600 Century City, CA 90067	9,633,333(3)	8.6%

(1)
  This table has been prepared based on 111,386,768 shares of our common stock outstanding on September 26, 2013.
(2)
  Consists of 4,892,858 shares of common stock held in the name of Mr. Pelullo, 11,726,125 shares held in the name of International Corporate Management, Inc., an affiliate of Mr. Pelullo, 342,857 shares underlying warrants exercisable at $0.75 per share, and 250,000 shares underlying options exercisable at $0.70 per share held in the name of International Corporate Management, Inc., an affiliate of Mr. Pelullo. Based in part upon information filed on Schedule 13D filed by Mr. Pelullo on March 18, 2013. Mr. Pelullo is a former officer and director of Virtual Piggy and may be deemed to be a promoter of Virtual Piggy.
(3)
  Consists of 9,355,555 shares of common stock and 277,778 shares underlying warrants exercisable at $3.00 per share.
How much stock is owned by directors and executive officers?
The following table shows beneficial ownership of Virtual Piggy common stock as of September 26, 2013, by our directors and our executive officers named in the compensation tables in this proxy statement and by all current directors and executive officers as a group. Shares issuable upon exercise of options or warrants are shown in a separate column.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares Outstanding(1)
Jo Webber	8,116,667	(2)	7.0%
Ernest Cimadamore	1,091,666	(3)	*
Darr Aley	304,223	(4)	*
Kirk Bradley	2,147,588	(5)	1.9%
Harold D. Copperman	5,237	(6)	*
William P. Lyons	6,419	(7)	*
William J. Tobia	377,579	(8)	*
Pradeep Ittycheria	3,247,620	(9)	2.9%
Tom Keefer	368,333	(10)	*
All current directors and executive officers as a group (11 persons)	16,029,915		13.3%

*
  Represents beneficial ownership of less than one percent of the Virtual Piggy common stock outstanding.

(1)
  This table has been prepared based on 111,386,768 shares of our common stock outstanding on September 26, 2013. The address for each person listed above is c/o Virtual Piggy, Inc., 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254.
(2)
  Consists of 3,950,000 shares of common stock, 100,000 shares underlying warrants exercisable at $0.75 per share, 3,000,000 shares underlying options exercisable at $0.04 per share, 400,000 shares underlying options exercisable at $0.90 per share, and 666,667 shares underlying options exercisable at $0.65 per share.
(3)
  Consists of 250,000 shares of common stock, 250,000 shares underlying options exercisable at $0.75 per share, 250,000 shares underlying options exercisable at $0.90 per share, 83,333 shares underlying options exercisable at $0.65 per share and 8,333 shares underlying options exercisable at $1.01 per share. Also consists of 250,000 shares held by Toria, Inc., of which Mr. Cimadamore is a beneficial owner.
(4)
  Consists of 4,223 shares of restricted stock, 200,000 shares underlying options exercisable at $1.79 per share, and 100,000 shares underlying options exercisable at $0.75 per share held by Inspire Ventures, LLC.
(5)
  Consists of 1,428,572 shares of common stock, 714,286 shares underlying warrants exercisable at $0.50 per share and 4,730 shares of restricted stock.
(6)
  Consists of 5,237 shares of restricted stock.
(7)
  Consists of 6,419 shares of restricted stock.
(8)
  Consists of 5,912 shares of restricted stock, 100,000 shares underlying options exercisable at $2.30 per share and 100,000 shares underlying options exercisable at $0.75 per share. Also consists of the following shares held by Mr. Tobia’s spouse: 80,000 shares of common stock, 10,000 shares underlying options exercisable at $0.75 per share, 25,000 shares underlying options exercisable at $0.65 per share, 16,667 shares underlying options exercisable at $1.43 per share, and 40,000 shares underlying warrants exercisable at $0.50 per share.
(9)
  Consists of 1,071,429 shares of common stock, 1,142,858 shares underlying warrants exercisable at $0.04 per share, 500,000 shares underlying options exercisable at $0.04 per share, 200,000 shares underlying options exercisable at $0.90 per share and 333,333 shares underlying options exercisable at $0.65 per share.
(10)
  Consists of 25,000 shares underlying options exercisable at $0.60 per share, 83,333 shares underlying options exercisable at $0.50 per share, 10,000 shares underlying options at $0.52 per share and 250,000 underlying options at $0.65 per share.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our officers and directors and persons who beneficially own more than 10% of our common stock file initial reports of ownership and reports of changes in beneficial ownership of our common stock with the Securities and Exchange Commission (“SEC”). They are also required to furnish us with copies of all Section 16(a) forms that they file with the SEC. Based solely on our review of the copies of such forms received by us, or written representations from such persons that no reports were required for those persons, we believe that all Section 16(a) filing requirements were satisfied in a timely fashion during our fiscal year ended December 31, 2012, except that Darr Aley, Tom Keefer, and Kathleen Tobia, failed to timely file a Form 3; Darr Aley and Martha McGeary-Snider failed to timely file a Form 4; Kathleen Tobia failed to timely file two Form 4s; Jo Webber and Tom Keefer failed to timely file three Form 4s; Pradeep Ittycheria failed to timely file four Form 4s; and Ernest Cimadamore failed to timely file six Form 4s. During 2013, the Company amended its procedures to mitigate the potential for late filings in the future.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Seven directors, constituting the entire Board of Directors of Virtual Piggy, are to be elected at the annual meeting to serve for a term of one year or until their respective successors are duly elected and qualify. Information about each nominee for director (all of whom are incumbent directors), including the nominee’s age, is set forth below. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. Should you choose not to vote for a nominee, you may list on the proxy the name of the nominee for whom you choose not to vote and mark your proxy under Proposal No. 1 for all other nominees. Should any nominee become unable to accept nomination or election as a director (which is not now anticipated), the persons named in the enclosed proxy will vote for a substitute nominee as may be selected by the Board of Directors, unless the size of the board is reduced.
NOMINEES FOR ELECTION TO BOARD OF DIRECTORS
Dr. Jo Webber (50), director of Virtual Piggy since 2008.
Dr. Webber has served as the chairperson of our board of directors since 2008. Effective March 1, 2012, Dr. Webber was appointed as the Chief Executive Officer of the Company. Dr. Webber is an experienced software executive who has spent her career providing software technology to many corporations. From 2006 through 2011, she served as the chief executive officer and as a member of the board of directors of Energy Solutions International Inc., a provider of complex software solutions for the world’s major energy companies. During her tenure at Energy Solutions International, she led the company through two strategic acquisitions, one of which involved the acquisition of a division of a public company and the other, which involved the acquisition of a private company. Prior to joining Energy Solutions International, from 2004 to 2005, she served as vice president at Thermo Informatics (NYSE: TMO). From 2001 to 2004, Dr. Webber served as president and chief executive officer of InnaPhase Corporation, a supplier of laboratory information management systems to the pharmaceutical and biotechnology markets, until it was acquired by Thermo Electron. Dr. Webber earned a doctorate in quantum physics and a Bachelor of Science degree in applied chemistry from the University of Nottingham Trent in the United Kingdom in 1990 and 1986, respectively. Dr. Webber is a Chartered Chemist and a Fellow of the Royal Society of Chemistry. She serves on the board of Maxwell Systems, a provider of construction accounting software applications, and until its sale in September 2012, served on the board of Octagon Research, a clinical R&D software and services provider. As a result of these and other professional experiences, Dr. Webber possesses particular knowledge and experience in business development, technology development, executive management and organizational dynamics that strengthen the board’s collective qualifications, skills, and experience.
Darr Aley (47), director of Virtual Piggy since 2012.
Mr. Aley is chairman of RapidBuyr, an e-commerce company selling business products at discounted prices, which he founded in 2010. From 2005 through 2009, Mr. Aley co-founded Generate, Inc. a technology company using next-generation social graphing and relationship mapping to unlock the “who you know” within an enterprise and externally. Prior to Generate, Mr. Aley helped lead corporate development and M&A at Amazon.com from 2001 to 2005. He was responsible for leading and managing negotiations for several of the first acquisitions that expanded Amazon’s presence into China, in retail, and in technology. He also held senior positions prior to Amazon at Accenture and Lycos. As a result of these and other professional experiences, Mr. Aley possesses particular knowledge and experience in software development, information technology and business development that strengthen the board’s collective qualifications, skills and experience.
Kirk Bradley (58), director of Virtual Piggy since 2011.
Mr. Bradley began his career in 1974 at SDL, one of the largest timesharing companies in Canada. He then served in the IT group at William Mercer, one of the world’s largest consulting actuarial firms from the late 1970’s through the early 1980’s. In 1981, he joined Oracle Corporation as a member of the technical staff and for most of his tenure has and continues to serve as an internal consultant for the On Demand (Cloud Services) offering. As a result of these and other professional experiences, Mr. Bradley possesses particular knowledge and experience in information technology that strengthen the board’s collective qualifications, skills and experience.
Ernest Cimadamore (51), director of Virtual Piggy since 2010.
Mr. Cimadamore has served as our Secretary since 2008 and as a member of our board of directors since August 2010. He previously served as our Chief Financial Officer from 2008 through August 2010 and as our President and Chief Executive Officer from August 2010 through February 2012. From 2003 through 2006, Mr. Cimadamore served as the secretary to TriMedia Entertainment Group, a publicly traded company where he was also the president of their music division. Mr. Cimadamore has represented independent music companies in connection with multiple gold and platinum artist projects for numerous major record companies, including Atlantic, Elektra, Sony, Warner Bros. and Island. Over his 25 years in the music industry he has successfully worked in the areas of operations, distribution, promotion, sales and marketing. From 2003 to 2010, Mr. Cimadamore was a co-owner of Pep-Soul Entertainment, a Philadelphia based music and entertainment company. As a result of these and other professional experiences, Mr. Cimadamore possesses particular knowledge and experience in finance and accounting, SEC reporting, sales and marketing that strengthen the board’s collective qualifications, skills, and experience.
Harold D. Copperman (66), director of Virtual Piggy since 2013.
Mr. Copperman is currently the President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software and services, a position he held since March 2002. He is also the lead director of ID Systems Inc. (NASDAQ: IDSY), a publicly traded company that is the leading provider of advanced wireless technology solutions for asset management; and a director of Meru Networks, Inc. (NASDAQ: MERU), a publicly traded company that engages in the development and marketing of a virtualized wireless LAN solution. From 2001 to 2011, Mr. Copperman served as a director of Metastorm Inc., a privately held global provider of enterprise architecture modeling, business process analysis and business process management software. He also previously served as a director of Avocent Corporation (NASDAQ: AVCT), a publicly traded company that delivers IT operations management solutions, from 2002 until December 2009, and as a director of AXS-One Inc. (AMEX: AXO), a publicly traded company that provides high performance records compliance management solutions, from 2006 until 2009. From 2001 until 2008, Mr. Copperman also served as a director of Epicor Software Corporation (NASDAQ: EPIC), a publicly held company that designs, develops, markets and supports enterprise application software solutions. Mr. Copperman has also served as the Senior Vice President and Group Executive at Digital Equipment Corp.; President and Chief Executive Officer of JWP Information Services; President and Chief Operating Officer of Commodore Business Machines, Inc.; and Vice President and General Manager for Apple Computer, Inc.’s Eastern Operations. He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions. Mr. Copperman received a Bachelor of Science in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army. Mr. Copperman possesses extensive experience as a senior executive of information technology companies that strengthens the board’s collective qualifications, skills and experience.
William P. Lyons (69), director of Virtual Piggy since 2013.
Mr. Lyons’ career spans more than 20 years leading publicly traded and private company startups in the Information Technology industry. In April 2010, he joined Fios Inc., a leading provider of eDiscovery services and software, and was elected Chairman of the Board. He was named to the additional position of Chief Executive Officer in February 2011. DTI Global owned by Harvest Partners, a private equity company, acquired Fios in November 2012. Prior to Fios, he was Chairman & CEO of AXS-One, (AMEX: AXO), an electronic document archiving software company, from April 2004 through June 2009 when the company was acquired by Unify Corporation. Mr. Lyons has also been the Chief Executive Officer of several other high-tech companies: Caminus Corporation, (NASDAQ: CAMZ), a leading provider of integrated enterprise software applications for the global energy industry, from July 2002 until April 2003 when it was sold to SunGard Data Systems, Inc; NeuVis, a technology provider of N-tier application development software, from January 2001 until July 2002, when it was sold to Rational Software; Finjan Software, a privately held vendor of security software solutions from 1998 to 2001; ParcPlace Systems, (NASDAQ: PARQ), an object-oriented tools company that was spun out of Xerox PARC and he took public in February 1994. Mr. Lyons was also Chairman & CEO of Ashton-Tate, (NASDAQ: TATE), the leading PC software database tools company that was sold to Borland International in October 1991. Prior to these positions, he was with IBM Corporation for 18 years where he held a variety of positions in sales, marketing, product management, merchandising and general management including VP of Software for IBM’s NDD Division and GM of PC Merchandising for IBM’s PC Division. Mr. Lyons has also been on numerous public and private boards of directors including most of the companies listed above as well as FileNet, a software provider for Enterprise Content Management (ECM), Sportgenic, Inc., an operator of a men’s vertical sports web advertising network that connects advertisers with sports enthusiasts and William & Mary’s Mason School of Business. Mr. Lyons possesses extensive experience as a senior executive of information technology companies that strengthens the board’s collective qualifications, skills and experience.
William J. Tobia (56), director of Virtual Piggy since 2013.
Since February 2006, Mr. Tobia has served as chief financial officer of Maxwell Systems, Inc., a privately held company, which provides software solutions for the construction market. Prior to Maxwell Systems, Inc., Mr. Tobia served as a chief financial officer of InnaPhase Corporation, supplier of laboratory information management systems to the pharmaceutical and biotechnology markets, until it was acquired by Thermo Electron. During that time Dr. Webber was InnaPhase’s chief executive officer. Mr. Tobia holds a BS in Accounting from Villanova University, Magna Cum Laude and an MBA in Finance from Drexel University. As a result of these and other professional experiences, Mr. Tobia possesses particular knowledge and experience in financial matters, capital formation, merger and acquisition activities and operational business efficiencies that strengthen the board’s collective qualifications, skills and experience. Mr. Tobia’s spouse currently serves as the Company’s Controller.
The board of directors recommends that stockholders vote “FOR” the nominees described in Proposal No. 1.
PROPOSAL NO. 2
APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN
On March 7, 2013, the board of directors voted to approve the Virtual Piggy, Inc. 2013 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan provides for the availability of a maximum of 5,000,000 shares and no individual grantee may be granted Awards covering more than 2,500,000 shares of common stock in respect of any two year period in which the Incentive Plan is in effect. The board believes that it was in the best interests of the Company to adopt the Incentive Plan as provided herein so that the Company can continue to attract and retain the services of those persons essential to the Company’s growth and financial success.
Description of the Incentive Plan
The following is a summary of the principal features of the Incentive Plan. The following summary of certain important features of the Incentive Plan is qualified by reference to the complete text of the Incentive Plan, which is attached to this proxy statement as Exhibit A.
Purposes.   The purposes of the Incentive Plan are:
•
  to make available to our key employees, directors, and consultants certain compensatory arrangements related to the growth in value of our common stock so as to generate an increased incentive to contribute to our future financial success and prosperity;
•
  to enhance our ability to attract and retain exceptionally qualified individuals whose efforts can affect our financial growth and profitability; and
•
  align generally the interests of our key employees, directors, and consultants with the interests of our stockholders.

Principal Features of the Incentive Plan.   Awards that may be granted under the Incentive Plan include options, restricted stock, and restricted stock units, dividend equivalents, and other stock-based awards (which we refer to collectively as Awards).
Administration of Incentive Plan.   Our Compensation Committee, consisting of directors chosen by our Board of Directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and each of whom are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code will, among other things, administer the Incentive Plan, and will determine which of our employees, directors, and consultants (whom we refer to collectively as Eligible Recipients) will receive Awards and the terms and conditions of these Awards. The number of Eligible Recipients who may receive Awards under the Incentive Plan will likely vary from year to year.
Shares Available for Issuance.   The maximum number of shares of our common stock that may be available under the Incentive Plan is 5,000,000 shares and no individual grantee may be granted Awards covering more than 2,500,000 shares of common stock in respect of any two year period in which the Incentive Plan is in effect. It is expected that our shares delivered under the Incentive Plan will be authorized-but-unissued shares or shares that we have reacquired. Shares of our common stock subject to Awards that are forfeited, terminated, canceled, or settled without the delivery of our common stock under the Incentive Plan will again be available for Awards under the Incentive Plan. Also, (x) shares tendered to us in satisfaction or partial satisfaction of the exercise price of any Award under the Incentive Plan and (y) remittances from option exercises used to repurchase shares of our common stock on the open market will increase the number of shares available for delivery pursuant to Awards granted under the Incentive Plan. In addition, any shares of our common stock underlying Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by us, or with which we combine (which we refer to as Substitute Awards) shall not be counted against the shares available for delivery under the Incentive Plan.
Adjustments.   If a fundamental corporate event occurs, our Compensation Committee may, as it deems appropriate, adjust the number and kind of our shares that may be delivered under the Incentive Plan in the future and the number and kind of shares and the grant, exercise, or conversion price, if applicable, under all outstanding Awards to preserve, or to prevent the enlargement of, the benefits made available under the Incentive Plan. Cash payments may also be made.
Grants Under the Incentive Plan
Stock Options.   Our Compensation Committee may grant options under the Incentive Plan in the form of non-statutory stock options (which we refer to as NSOs) and incentive stock options (which we refer to as ISOs). These options may contain any terms that our Compensation Committee determines. The exercise price shall not be less than 100% of the fair market value on the date of grant. Our Compensation Committee shall have the discretion to determine the terms and conditions upon which options shall be exercisable.
Restricted Stock and Restricted Stock Units.   Our Compensation Committee may grant Eligible Recipients restricted stock units which provide a contractual right to receive shares of our common stock or cash based on the fair market value of the related shares at the end of a restricted period determined by our Compensation Committee, which restricted period is generally expected to be three years or more. Our Compensation Committee also may grant shares of restricted stock that are nontransferable and subject to substantial risk of forfeiture during the applicable restricted period. Our Compensation Committee shall have the discretion to provide that Awards of restricted stock and restricted stock units will vest, if at all, upon the (i) employee’s continued employment during the relevant restricted period as determined by our Compensation Committee and/or (ii) attainment or partial attainment of performance objectives determined by our Compensation Committee. In general, an employee who has been granted restricted stock, the vesting restrictions of which relate solely to the passage of time and continued employment, will, from the date of grant, have the benefits of ownership in respect of such shares, including the right to receive dividends and other distributions thereon, subject to the restrictions set forth in the Incentive Plan and in the instrument evidencing such Award. With respect to any performance period, no Eligible

Recipient may be granted Awards of incentive stock or incentive units which vest upon the achievement of performance objectives in respect of more than 2,500,000 shares of our common stock or, if such Awards are settled in cash, the fair market value of such shares determined at the time of payment (each subject to adjustment as described above).
With respect to any Award of restricted stock or restricted stock units made to one of our Eligible Recipients that our Compensation Committee determines will vest based on the achievement of performance objectives, such performance objectives shall relate to at least one of the following criteria, which may be determined solely by reference to our performance or the performance of a subsidiary or an affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on shareholders’ equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total shareholder return; (x) cash flow; (xi) return on assets; (xii) pretax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) employee satisfaction; (xvi) number of user sign-ups; (xvii) strategic innovation; or (xviii) any combination of the foregoing.
Dividends and Dividend Equivalents.   Our Compensation Committee may provide that any Award shall include dividends or dividend equivalents, payable in cash or deemed reinvested in our common stock.
Other Stock-Based Awards.   The Incentive Plan also authorizes our Compensation Committee to grant other stock-based awards to Eligible Recipients.
Limitation on Awards.   No Eligible Recipient may be granted Awards covering more than 2,500,000 shares of our common stock in respect of any two-year period in which the Incentive Plan is in effect (subject to adjustment as described above).
Effect of Awards on Termination of Employment.   Our Compensation Committee generally has broad discretion as to the specific terms and conditions of each Award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement, or other termination of employment of the Eligible Recipient.
Change of Control.   All Awards vest in full upon a change in control of the Company (as such term is defined in the Incentive Plan).
Award Agreement.   The terms of each Award are to be evidenced by a written instrument delivered to the Eligible Recipient.
Transferability.   Unless our Compensation Committee expressly permits transfers for the benefit of charity or of members of the Eligible Recipient’s immediate family or trust or similar vehicle for their benefit, Awards under the Incentive Plan may not be assigned or transferred except by will or the laws of descent and distribution.
Amendment or Termination.   Our Board of Directors may terminate or suspend the Incentive Plan at any time, but the termination or suspension will not adversely affect any Awards then outstanding under the Incentive Plan. Unless previously terminated by action of the Board, no Award may be granted under the Incentive Plan after the tenth anniversary of the date the Incentive Plan was initially approved by the Board of Directors. The Incentive Plan may be amended or terminated at any time by our Board of Directors, except that no amendment may be made without stockholder approval if our Compensation Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Securities Exchange Act of 1934, as amended, for which or with which our Compensation Committee determines that it is desirable to qualify or comply. Our Compensation Committee may amend the term of the Award granted, retroactively or prospectively, but no amendment may adversely affect any Award without the holder’s consent.
Certain Federal Income Tax Consequences.   The options described above are intended to comply with the requirements of the Internal Revenue Code regarding the deductibility of certain performance based compensation. Under currently applicable federal income tax law, an Eligible Recipient will receive no taxable income upon the grant of an NSO or an ISO. When an Eligible Recipient exercises an NSO, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be ordinary income to the Eligible Recipient and his or her employer generally will be allowed a federal income tax deduction in the same amount. When an Eligible Recipient exercises an ISO while employed or within three months after termination of employment (one year for disability), no income will be recognized upon exercise of the ISO. However, the favorable regular tax treatment that applies to an ISO doesn’t apply for alternative minimum tax (“AMT”) purposes. An Eligible Recipient who exercises an ISO will generally recognize AMT income in the year of exercise in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price (unless the stock acquired through exercise of the ISO is disposed of in the same tax year). If the Eligible Recipient holds shares acquired for at least one year after exercise and two years after the grant of the ISO, the excess of the amount realized upon disposition of the shares over the exercise price paid is treated as long-term capital gain for the Eligible Recipient and the Eligible Recipient’s employer is not allowed a federal income tax deduction. A sale or other exchange of the underlying stock before the end of either of the required holding periods will be a “disqualifying disposition” which will generally result in the Eligible Employee being taxed on the gain derived from the exercise of an ISO as though it were an NSO and the Eligible Employee’s employer generally will be allowed a federal income tax deduction in the same amount. Special rules apply if the exercise price is paid in shares.
New Plan Benefits.   The amount or type of grants that will be allocated to or received by any person or group of persons cannot be determined at this time.
The board of directors recommends that stockholders vote “FOR” the approval of the 2013 Equity Incentive Plan.
PROPOSAL NO. 3
AMENDMENT TO CERTIFICATE OF INCORPORATION TO
INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
We are asking our stockholders to approve an amendment to Virtual Piggy’s certificate of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 180,000,000. As of September 26, 2013, 111,386,768 shares of common stock were issued and outstanding. An aggregate of 34,267,181 shares of common stock are reserved for issuance upon conversion of outstanding warrants or upon conversion of options outstanding or eligible to be granted under our equity incentive plans. In addition, there currently are, and will continue to be, 2,000,000 authorized shares of preferred stock, $0.0001 par value per share. As of September 26, 2013, no shares of preferred stock were outstanding. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Subject to stockholder approval, the first paragraph of Article Fourth of our certificate of incorporation, as amended, will read as follows:
“FOURTH: Capitalization
The total number of shares of capital stock the Corporation shall have authority to issue is 182,000,000 shares, consisting of (i) 180,000,000 shares of common Stock, $0.0001 par value per share (“Common Stock”), and (ii) 2,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”
Our board of directors unanimously approved this amendment to our certificate of incorporation in September 2013. Our board of directors believes it is in the best interests of Virtual Piggy to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning future business needs. The purposes for which additional authorized stock could be issued include, but are not limited to, funding of our capital needs and corporate growth, corporate mergers and acquisitions, grants under employee stock plans, and for stock splits and stock dividends. If this proposal is not adopted, our flexibility in raising capital and pursuing acquisitions would be severely limited.
Our board of directors will determine whether, when and on what terms the issuance of shares of common stock may be warranted. We will be permitted to issue the additional shares of common stock without further action by the stockholders unless such action is required by applicable law or by the rules of any applicable stock exchange. Stockholders do not have pre-emptive rights with respect to the issuance of additional shares of common stock. We currently have no arrangements, commitments or understandings with respect to the sale or issuance of any additional shares of common stock, except in connection with the options outstanding or to be granted under the Company’s stock option plans and outstanding warrants.
If this proposal is approved, we will file an amendment to our certificate of incorporation with the Delaware Secretary of State containing the language set forth above as soon as practicable after the annual meeting to effect the increase in the authorized shares of our common stock.
Except in certain cases such as a stock dividend, the issuance of additional shares of common stock would have the effect of diluting the voting power and ownership of existing stockholders. In addition, another effect of the approval of this proposal, although not a factor in the board of directors’ decision to propose the amendment, may be to enable the board to issue shares of common stock in a manner that might have the effect of discouraging or making it more difficult for a third party to obtain control of Virtual Piggy by means of a merger, tender offer, proxy contest or other approach.
The board of directors recommends that stockholders vote “FOR” the amendment to the certificate of incorporation increasing our authorized number of shares of common stock.
Information Concerning Executive Officers Who Are Not Directors
Joseph Dwyer
Prior to joining the Company, during 2012, Mr. Dwyer served as chief financial officer of OpenLink Financial, Inc., a privately held company, which provides software solutions for trading and risk management in the energy, commodity, and capital markets. During 2011 and 2012, Mr. Dwyer was a member of the board of directors and served as interim chief administrative officer of Energy Solutions International, Inc., a privately held company providing pipeline management software to energy companies and pipeline operators. From 2010 through 2011, Mr. Dwyer served as chief administrative officer of Capstone Advisory Group, LLC, a financial advisory firm providing corporate restructuring, litigation support, forensic accounting, expert testimony and valuation services. Mr. Dwyer served as a consultant to Verint Systems, Inc., a software company listed on the NASDAQ Global Market, from 2009 through 2010, assisting with SEC reporting and compliance. From 2005 through 2009, Mr. Dwyer served as chief financial officer and executive vice president of AXS-One Inc., a publicly traded software company. Between 1990 and 2005, Mr. Dwyer also served as chief financial officer and executive vice president of Caminus Corporation, an enterprise application software company that was formerly listed on the NASDAQ National Market, chief financial officer of ACTV, Inc., a digital media company that was formerly listed on the NASDAQ National Market, and chief financial officer of Winstar Global Products, Inc., a manufacturer and distributor of hair care, bath and beauty products until its acquisition by Winstar Communications, Inc. in 1995 when Mr. Dwyer went on to serve as senior vice president, finance of Winstar Communications. Mr. Dwyer received his BBA in Accounting from the University of Notre Dame in 1978 and is licensed as a Certified Public Accountant in the State of New York.
Pradeep Ittycheria
Mr. Ittycheria was appointed as our Chief Technology Officer on January 30, 2012 and served as a member of our board of directors from 2008 through 2013. He has more than thirteen years of experience at the senior executive and project management level both domestically and internationally, with a main focus on information management services, technology, product and software development industry segments. From 2007, Mr. Ittycheria has served as Vice President of Development of Energy Solutions International, Inc., a company engaged in the pipeline management software industry, until January 27, 2012. During his career, Mr. Ittycheria has served in senior level and project management positions at Thermo Fischer Scientific, AppLabs Inc., Breakaway Solutions (an ICG company: NASDAQ: ICGE), and ITTI (formerly, Innovation Technology Transfer India) an IT Consulting and Software services company, headquartered in Bangalore, India. Mr. Ittycheria received a Bachelors Degree in Computer Science from Bharathiar University in 1997 and a Masters in Business Administration from Symbiosis Institute of Management Studies in 1999.

Tom Keefer
Tom Keefer has served as our Executive Vice President of Global Sales since June 2011. Mr. Keefer began his career in the 1980’s in London, England working with Newsweek and Life Magazines. After working abroad for seven years, he returned to the United States and served as President of API, a leading British sports marketing group focusing on introducing sponsorship strategies for global events such as the Davis Cup, the Commonwealth Games and the 1994 FIFA World Cup. Mr. Keefer also served as Head of International Marketing/Licensing for global footwear, apparel and sporting goods brands, LA Gear and K-Swiss, during the 1990’s. Mr. Keefer also held various positions with Mattel during his eight year tenure from 1998 through 2006, including Senior Vice President of International Marketing, Mattel Brands. From mid-2009 through mid-2011, Mr. Keefer served as SVP Global Licensing for BBC Worldwide managing a portfolio of brands including Teletubbies, Top Gear and Doctor Who.
Laura Janke Jaeger
Ms. Jaeger joined the Company on a part-time basis as General Counsel in February 2013 and joined on a full-time basis as Senior Vice President, Corporate Development and General Counsel in June 2013. She has 20 years of experience advising companies on strategic and legal matters, 14 of which were in telecom, media and technology. Ms. Jaeger is a member of the New York bar and is a qualified solicitor in England. Prior to joining Virtual Piggy, she worked with startups, small and medium sized businesses providing advice to their boards of directors and management on strategic initiatives, financing activities, business and operations, transactional and other corporate and regulatory issues. Ms. Jaeger has served as the Senior Vice President and General Counsel of Elandia, Inc., a public technology startup, Corporate Vice President of Fortune 150 Cendant Corporation and as the Vice President and General Counsel of Winstar International, Inc. Prior to her in-house roles at public companies, Ms. Jaeger was a corporate and transactional associate at New York law firms Simpson, Thatcher & Bartlett and White & Case. Ms. Jaeger is an honors graduate of Georgetown University Law Center and Notre Dame University.
Board Information and Committees
As of December 31, 2012, our board of directors had not created a separately-designated audit committee, compensation committee or any other committee. Accordingly, our full board of directors served as our committees, including our audit committee through December 31, 2012. We are a development stage enterprise and have not generated significant revenue to date. In light of the foregoing, our board of directors had concluded that the benefits of retaining an individual who qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act, would be outweighed by the costs of retaining such a person. Accordingly, as of December 31, 2012, no member of our board of directors was an “audit committee financial expert.” Additionally, there were no changes to our board nomination process through December 31, 2012.
In April 2013, our board of directors created a separately-designated audit committee and a separately-designated compensation committee, each of which is comprised solely of independent directors. In addition, the board of directors adopted a policy whereby nominations to the board or directors are either selected, or recommended for the board of directors’ selection, by a majority of the board’s independent directors.
The Audit Committee, monitors our financial reporting standards and practices and our internal financial controls to ensure compliance with the policies and objectives established by the board of directors. The committee directly retains and recommends for stockholder approval an independent accounting firm to conduct the annual audit and discusses with our independent accountants the scope of their examinations, with particular attention to areas where either the committee or the independent accountants believe special emphasis should be directed. The committee reviews the quarterly and annual financial statements and the annual independent accountants’ report, invites the accountants’ recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of the accountants and pre-approves audit and permissible non-audit services. Members of the committee are William P. Lyons, Harold D. Copperman and Kirk Bradley. Mr. Lyons chairs the committee. Each member of the committee is independent as defined in Rule 10A-3 of the Securities and Exchange Commission. The board of directors has determined that Messrs. Lyons and Copperman each qualify as an “audit committee financial expert,” as that term is defined in Regulation S-K of the Securities and Exchange Commission.
The Compensation Committee, oversees our executive and director compensation programs and policies and annually reviews all components of compensation to ensure that our objectives are appropriately achieved. These functions are not delegated to our officers or to third-party professionals, although the committee may from time to time retain third-party consultants to provide advice regarding compensation issues. The committee also considers input from our executive officers although final decisions regarding executive compensation are made by the committee. The committee is also responsible for certain administrative aspects of our compensation plans and stock plans, and approves or recommends changes in these plans. It also approves performance targets and grants under our equity incentive plan for our executive officers. The committee also reviews officers’ potential for growth and, with the chief executive officer, will be responsible for succession planning. The current members are Harold D. Copperman and William P. Lyons, with one vacancy. Mr. Copperman is chairman of the committee. William J. Tobia was the prior chairman and ceased to be a member of the committee effective September 26, 2013.
DIRECTOR COMPENSATION
We paid an annual retainer of $40,000 to Dr. Webber, prior to her appointment as Chief Executive Officer of the Company. We also paid an annual retainer of $90,000 to Ms. Snider.
Our non-employee directors were also eligible to receive options under our 2008 Equity Incentive Plan. On June 5, 2012, we issued options to Mr. Aley to purchase 200,000 shares of our common stock, at an exercise price of $1.79. The options were fully exercisable upon grant and expire on June 4, 2017. In addition, on March 2, 2012, we issued options to Ms. Snider to purchase 250,000 shares of our common stock, at an exercise price of $0.58. The options were fully exercisable upon grant and expire on March 1, 2017.
2012 Directors Compensation Table

Name	Fees earned or paid in cash ($)	Option Awards(1) ($)	Total ($)
Jo Webber(2)	40,000	—	40,000
Kirk Bradley	—	—	—
Martha McGeary Snider(3)	90,000	33,975	123,975
Darr Aley(4)	—	84,279	84,279

(1)
  Represents the grant date fair value of the option award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 9 of the Notes to Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and filed with the SEC on March 15, 2013.
(2)
  Dr. Webber became an employee of Virtual Piggy during 2012. See Summary Compensation Table for a description of other compensation for Dr. Webber. As of December 31, 2012, Dr. Webber had 3,000,000 shares underlying options exercisable at $0.04 per share and 400,000 shares underlying options exercisable at $0.90 per share.
(3)
  As of December 31, 2012, Ms. Snider had 250,000 shares underlying options exercisable at $0.58 per share. Ms. Snider resigned from the board of directors as of April 12, 2013.
(4)
  As of December 31, 2012, Mr. Aley had 200,000 shares underlying options exercisable at $1.79 per share, and 100,000 shares underlying options exercisable at $1.00 per share held by Inspire Ventures, LLC.

Narrative Disclosure to Directors Compensation Table
Other than Jo Webber and Martha McGeary Snider, we did not pay an annual fee to any of our directors during 2012. Each member of our board of directors receives reimbursement of expenses incurred in connection with his or her services as a member of our board or board committees. We did not have a formal director compensation plan during 2012.
Beginning in 2013, the Company adopted a formal compensation plan for its non-employee directors whereby new members to the board will receive options to purchase 250,000 shares of our common stock and such options will vest over a three-year period. The Company will also pay annual retainers of $25,000 for participation as a board member with an additional annual retainer of $10,000 to each committee chairman and an additional annual retainer of $2,500 to each non-chairman committee member. Each such annual retainer shall be paid on a quarterly basis in advance of the start of the quarter. Beginning in 2014, the Company expects to grant to its non-employee directors, on an annual basis, options to purchase 50,000 shares of its common stock, subject to the discretion of the Compensation Committee and board of directors.
Non-Employee Director Option Grants
On March 2, 2012, we issued options to Ms. Snider under the 2008 Equity Incentive Plan to purchase 250,000 shares of our common stock, at an exercise price of $0.58. The options were fully exercisable upon grant and expire on March 1, 2017.
On June 5, 2012, we issued options to Mr. Aley under the 2008 Equity Incentive Plan to purchase 200,000 shares of our common stock, at an exercise price of $1.79. The options were fully exercisable upon grant and expire on June 4, 2017.
Communications with Directors
In order to provide our security holders and other interested parties with a direct and open line of communication to the board of directors, the board of directors has adopted the following procedures. Virtual Piggy security holders and other interested persons may communicate with the chairmen of our Compensation Committee and Audit Committee or with the non-management directors as a group by sending written correspondence to our Secretary. The correspondence should specify which of the foregoing is the intended recipient. Communications should be sent by mail addressed in care of the Secretary, Virtual Piggy, Inc., 1221 Hermosa Avenue, Suite 210, Hermosa Beach, California 90254. All communications received in accordance with these procedures will be reviewed initially by our Secretary. The Secretary will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:
•
  Does not relate to the business or affairs of Virtual Piggy or the functioning or constitution of the board of directors or any of its committees;
•
  Relates to routine or insignificant matters that do not warrant the attention of the board of directors;
•
  Is an advertisement or other commercial solicitation or communication;
•
  Is frivolous or offensive; or
•
  Is otherwise not appropriate for delivery to directors.
The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full board of directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any response will be made only in accordance with applicable law and regulations relating to the disclosure of information.
Our Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The board of directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

We have not established a formal policy regarding director attendance at our annual meetings of stockholders.
Nomination of Directors
Nominees for the Board of Directors should contribute to the mix of skills, core competencies, and qualifications of the board through expertise in one or more of the following areas: accounting and finance, the e-commerce industry, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation.
The Board of Directors also seeks nominees who will contribute to the board’s diversity. While the board of directors does not maintain a formulaic policy or approach with respect to diversity, it continually seeks a wide range of perspectives and experiences among its members.
The Board will consider nominees recommended by stockholders for election at the 2014 annual meeting of stockholders that are submitted prior to the end of 2013 to our Secretary at Virtual Piggy, Inc., 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254. Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered. All stockholder recommendations will be reviewed in the same manner as other potential candidates for board membership.
The board has not received any nominees for election to the board at the 2013 annual meeting from any stockholder or group that has held more than 5% of our common stock for a period of one year.
Code of Ethics and Rules of Conduct
In April 2013, our board of directors approved a Code of Ethics and Rules of Conduct in accordance with the rules of the Securities and Exchange Commission that governs the conduct of each of our directors, officers, consultants and employees. Our Code of Ethics and Rules of Conduct is maintained on our website at www.virtualpiggy.com. Any amendments to or waivers of the Code of Ethics and Rules of Conduct that apply to our principal executive officer, principal financial officer, or principal accounting officer and that relates to any element of the definition of the term “code of ethics,” as the term is defined by the Securities and Exchange Commission, will be posted on our website at www.virtualpiggy.com. There are currently no such amendments or waivers.
We recognize the importance of preventing both actual conflicts of interest and the appearance of such conflicts in dealings between Virtual Piggy and “related persons” (Virtual Piggy directors, director nominees, executive officers, stockholders beneficially owning 5% or greater of our common stock, or the immediate family members of any of the foregoing). In accordance with its charter, the Audit Committee will regularly review our corporate policies with respect to conflicts of interest including related party transactions and investigates instances of such conflicts.

NAMED EXECUTIVE OFFICERS COMPENSATION
Summary Compensation Table
The following table sets forth the compensation earned by the Company’s principal executive officer, and each of the Company’s two most highly compensated executive officers other than the principal executive officer whose compensation exceeded $100,000 (collectively, the “Named Executive Officers”), during the years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Jo Webber(2) President & Chief Executive Officer	2012	275,819	100,000	378,957	20,000	774,776
Ernest Cimadamore(3) Secretary (formerly President & Chief Executive Officer)	2012	78,846	—	53,541	14,560	146,947
	2011	—	—	—	32,250	32,250
Pradeep Ittycheria Chief Technology Officer(4)	2012	198,905	23,000	189,479	—	411,384
Tom Keefer Executive Vice President Global Sales(5)	2012	163,878	—	142,109	—	305,987
	2011	—	—	—	37,500	37,500

(1)
  Represents the grant date fair value of the option award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 9 of our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and filed with the SEC on March 15, 2013.
(2)
  Dr. Webber was appointed as President and Chief Executive Officer on March 1, 2012. The Company reimbursed Dr. Webber $20,000 for moving expenses.
(3)
  Mr. Cimadamore was appointed as our President and Chief Executive Officer on August 19, 2010. Effective March 1, 2012, Mr. Cimadamore resigned as our President & Chief Executive Officer but continues to serve as our Secretary and as a director. Effective January 1, 2011, we entered into a consulting agreement with Toria, Inc., which is owned by Ernest Cimadamore and his wife. Toria, Inc. was paid $14,560 and $32,250 under the consulting agreement in the year ended December 31, 2012 and 2011.
(4)
  Mr. Ittycheria was appointed as our Chief Technology Officer on January 30, 2012.
(5)
  Mr. Keefer was appointed as our Executive Vice President Global Sales on December 1, 2011.

Outstanding Equity Awards at December 31, 2012
The following table sets forth, for each named executive officer, information regarding unexercised options/warrants, stock that had not vested, and equity incentive plan awards as of the end of our fiscal year ended December 31, 2012.

Name	Number of securities underlying unexercised options/warrants (#) Exercisable	Number of securities underlying unexercised options/warrants (#) Unexercisable	Option/warrant exercise price ($)	Option/warrant expiration date
Jo Webber	2,000,000	—	$0.04	2/27/2014
	3,000,000	—	$0.04	3/2/2015
	100,000	—	$0.75	6/1/2014
	400,000	—	$0.90	11/15/2015
	—	2,000,000	$0.65	3/30/2017
Pradeep Ittycheria	1,000,000	—	$0.04	3/2/2015
	1,142,858	—	$0.04	3/11/2014
	200,000	—	$0.90	11/15/2015
	—	1,000,000	$0.65	3/30/2017
Ernest Cimadamore	250,000	—	$0.04	3/2/2015
	250,000	—	$0.75	9/12/2015
	250,000	—	$0.90	11/15/2015
	—	250,000	$0.65	3/30/2017
	—	25,000	$1.01	11/15/2017
Tom Keefer	25,000	—	$0.60	7/21/2016
	—	250,000	$0.50	1/1/2017
	—	30,000	$0.52	1/26/2017
	—	750,000	$0.65	3/30/2017
Narrative Disclosure to Summary Compensation and Outstanding Equity Awards at December 31, 2012 Tables
Employment Agreements
In May 2008, we entered into a three year employment agreement with Ernest Cimadamore as Secretary and Chief Financial Officer. The agreement provided for the payment of an annual salary to Mr. Cimadamore of $75,000 commencing at such time as the Company raised a minimum of $5,000,000 in equity capital. Mr. Cimadamore was also entitled to (i) receive discretionary bonuses as declared by the board of directors (ii) reimbursement of reasonable business expenses, (iii) participate in our benefit programs that were available to similarly situated employees; and (iv) two (2) weeks paid vacation and two (2) days paid sick leave per calendar year. In connection with the agreement, we granted to Mr. Cimadamore an option to purchase 500,000 shares of our common stock at an exercise price of $0.04 per share. The option was fully exercisable upon grant and was to expire on March 2, 2013. The Company extended the term of these options in January 2013 for two additional years. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below. In the event we terminate Mr. Cimadamore’s employment without cause, we would have been required to pay Mr. Cimadamore the salary required under the agreement as if he remained an employee throughout the term of the Agreement. Mr. Cimadamore became an employee of the Company and his employment agreement has since expired. He continues to serve as the Company’s Secretary.

On November 16, 2011, we entered into an employment letter with Thomas Keefer to serve as our Executive Vice President of Global Sales effective December 1, 2011. His employment letter provides for a base annual salary of $165,000, which was increased to $200,000 in 2012, along with four weeks of paid vacation. He was also granted an option to purchase 250,000 shares of the Company’s common stock.
On February 2, 2012, we entered into an employment letter with Dr. Jo Webber to serve as President and Chief Executive Officer effective March 1, 2012. Her employment letter provides for a base annual salary of $350,000, in addition to incentive compensation of up to 60% of her base salary based on meeting mutually agreeable goals, along with four weeks of paid vacation. In the event that the Company terminates her employment involuntarily, she will receive severance compensation of nine months base salary along with nine months of medical benefit coverage.
On January 24, 2012, we entered into an employment letter with Pradeep Ittycheria to serve as Chief Technology Officer. His employment letter provides for a base annual salary of $225,000, along with a $30,000 relocation package. He was also granted an option to purchase 500,000 shares of the Company’s common stock, which was subsequently amended to 1,000,000, with an exercise price of $0.65 per share, vesting over a three year period.
On November 26, 2012, we entered into an employment letter with Joseph Dwyer to serve as Chief Financial Officer. His employment letter provides for a base annual salary of $250,000, in addition to incentive compensation based on meeting mutually agreeable goals, along with four weeks of paid vacation. In the event that the Company terminates his employment involuntarily, he will receive severance compensation of six months base salary along with six months of medical benefit coverage.
Consulting Agreements
Effective January 1, 2011, we entered into a consulting agreement with Toria, Inc., which is owned by Ernest Cimadamore and his wife. Mr. Cimadamore has served as our Secretary since 2008 and as a member of our board of directors since August 2010. He previously served as our Chief Financial Officer from 2008 through August 2010 and as our President and Chief Executive Officer from August 2010 through February 2012. The agreement provides that Toria, Inc. will provide business development, strategic and such other advice and services that may be requested by us. In connection with the agreement, Toria, Inc. received a fee of $750 per week for the services rendered. The agreement was terminated in March 2012.
Option Grants
On March 31, 2012, we issued options to Dr. Webber under the 2008 Equity Incentive Plan to purchase 2,000,000 shares of our common stock, at an exercise price of $0.65. The options vest over a three-year period and expire on March 30, 2017. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below.
On March 31, 2012, we issued options to Mr. Cimadamore under the 2008 Equity Incentive Plan to purchase 250,000 shares of our common stock, at an exercise price of $0.65. The options vest over a three-year period and expire on March 30, 2017. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below.
On March 31, 2012, we issued options to Mr. Ittycheria under the 2008 Equity Incentive Plan to purchase 1,000,000 shares of our common stock, at an exercise price of $0.65. The options vest over a three-year period and expire on March 30, 2017. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below.
On March 31, 2012, we issued options to Mr. Keefer under the 2008 Equity Incentive Plan to purchase 750,000 shares of our common stock, at an exercise price of $0.65. The options vest over a three-year period and expire on March 30, 2017. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below.

On November 26, 2012, we issued options to Mr. Dwyer under the 2008 Equity Incentive Plan to purchase 1,000,000 shares of our common stock, at an exercise price of $1.20 per share. The options vest over a three-year period and expire on November 26, 2017. For a more complete description of the terms and conditions of these options, including a description of the change in control provisions, please see “2008 Equity Incentive Plan” below.
Option Amendments
On January 24, 2013, the Company’s Board of Directors extended the stock option term for three of the Company’s executive officers, relating to stock options granted on March 2, 2008 which were about to expire on March 2, 2013. The term was extended for two years. Included in this term extension were Jo Webber, Pradeep Ittycheria and Ernest Cimadamore, who held options to purchase 3,000,000, 1,000,000 and 250,000 shares of the Company’s common stock, respectively.
2008 Equity Incentive Plan
We adopted our 2008 Equity Incentive Plan as of March 3, 2008 (the “Plan”). Awards may be made under the Plan for up to 25,000,000 shares of our common stock in the form of stock options or deferred stock awards. Awards may be made to our employees, officers or directors as well as our consultants or advisors. The Plan is administered by our board of directors which has full and final authority to interpret the Plan, select the persons to whom awards may be granted, and determine the amount, vesting and all other terms of any awards.
All stock options granted under the Plan are exercisable for a period of up to ten years from the date of grant, are subject to vesting as determined by the board upon grant, and have an exercise price equal to not less than the fair market value of our common stock on the date of grant (except for incentive stock options granted to 10% stockholders, which are required to have an exercise price of not less than 110% of the fair market value of the common stock on the date the option is granted). Unless otherwise determined by the board, awards may not be transferred except by will or the laws of descent and distribution. The board has discretion to determine the effect on any award granted under the Plan of the death, disability, retirement, resignation, termination or other change in employment or other status of any participant in the Plan.
Upon the occurrence of a “Change in Control”, as defined in the Plan, the board may take any number of actions. These actions include, providing for all options outstanding under the Plan to be assumed by the acquiring corporation or to become immediately vested and exercisable in full.
PROPOSAL NO. 4
ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Act (the “Dodd-Frank Act”), requires that public companies give their stockholders the opportunity to cast an advisory vote on a proposal (commonly known as a “say-on-pay” proposal) to endorse or not endorse named executive officer compensation.
As provided in Named Executive Officer Compensation contained in this proxy statement, our executive compensation program is designed to attract, motivate, reward and retain our executive officers, who are critical to our success. We believe that our executive compensation program is reasonable, competitive and focused on the principle of pay for performance. To that end, compensation is based on a mix of salary, bonus, long-term equity incentives and benefits. We believe that the 2012 compensation of our named executive officers was appropriate and aligned with the Company’s 2012 results.
Accordingly, the Company is seeking stockholder approval of the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Virtual Piggy’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission and the tabular and narrative disclosure included in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders.”

Because this vote is advisory, it will not be binding on the board of directors. However, the board of directors values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
The board of directors recommends that stockholders vote “FOR” the advisory resolution approving the compensation of the Company’s named executive officers as described in this Proxy Statement.
PROPOSAL NO. 5
ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act also requires that public companies give their stockholders the opportunity to vote on the frequency of the say-on-pay vote described in Proposal No. 4 above. As a result, the Company is asking stockholders to indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years, or every three years. Stockholders also have the option to abstain from voting on this matter.
After careful consideration of the different approaches, our board of directors has determined that an annual advisory vote on executive compensation would be the best approach for the Company because it allows stockholders to provide direct input on the Company’s compensation practices every year.
Because this vote is advisory, it will not be binding on the board of directors. However, the board of directors values the opinions of our stockholders and will take into account the outcome of the vote when considering how frequently to conduct an advisory vote on the compensation of the Company’s named executive officers.
The board of directors recommends that stockholders vote “FOR” the advisory stockholder vote to approve the compensation of the Company’s named executive officers to occur ANNUALLY.
PROPOSAL NO. 6
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our board of directors has selected Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2013, and has directed that the selection of independent accountants be submitted for ratification by stockholders at the annual meeting. A representative of Morison Cogen, LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Morison Cogen, LLP as our independent accountants is not required by our bylaws or otherwise. However, the Audit Committee is submitting the selection of Morison Cogen, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Virtual Piggy and its stockholders.
Audit Fees
The fees billed for professional services rendered by our principal accountant, Morison Cogen, LLP, for the audit of our annual financial statements for the years ended December 31, 2012 and 2011 and the review of the financial statements included in each of our quarterly reports during the fiscal years ended December 31, 2012 and 2011 were $58,900 and $33,600, respectively.
Audit-Related Fees

Tax Fees
During the fiscal years ended December 31, 2012 and 2011, there were no fees billed for tax compliance, tax advice and/or tax planning by Morison Cogen, LLP.
All Other Fees
During the fiscal years ended December 31, 2012 and 2011, there were no additional fees billed for products and services provided by Morison Cogen, LLP other than those set forth above.
The board of directors recommends that stockholders vote “FOR” the appointment of Morison Cogen, LLP as the Company’s independent accountants for 2013.
SOLICITATION OF PROXIES
In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the company without additional compensation in person, or by telephone, facsimile, email, or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of Virtual Piggy common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by Virtual Piggy.
OTHER MATTERS
Directions to the annual meeting can be obtained by making a written or oral request to our Secretary, c/o Virtual Piggy, Inc., 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254, or by telephone, 310-853-1950.
Management knows of no matters that are to be presented for action at the meeting other than that set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.
By Order of the Board of Directors,
/s/ Ernest Cimadamore

Ernest Cimadamore
Secretary

EXHIBIT A
VIRTUAL PIGGY, INC. 2013 EQUITY INCENTIVE PLAN
Section 1. Purpose.
The purposes of this Virtual Piggy, Inc. 2013 Equity Incentive Plan (the “Plan”) are (1) to make available to key employees, directors and consultants certain compensatory arrangements related to the growth in value of the common stock of the Company so as to generate an increased incentive to contribute to the Company’s future financial success and prosperity, (2) to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals whose efforts can affect the financial growth and profitability of the Company, and (3) to align generally the interests of key employees, directors and consultants of the Company and its Affiliates with the interests of the Company’s stockholders.
Section 2. Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.
(b)   “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, Other Stock-Based Award, Performance Award or Substitute Award, granted under the Plan.
(c)   “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.
(d)   “Board of Directors” shall mean the Board of Directors of the Company as it may be composed from time to time.
(e)   “Business Relationship” shall mean, with respect to a Consultant, such Consultant continuing to render, in the sole determination of the Board of Directors or the Committee, substantial ongoing services as an independent contractor of the Company.
(f)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor code thereto.
(g)   “Committee” shall mean the Board of Directors, excluding any director who is not a “Non-Employee Director” within the meaning of Rule 16b-3, or any such other committee designated by the Board of Directors to administer the Plan, which committee shall be composed of not less than the minimum number of members of the Board of Directors from time to time required by Rule 16b-3 or any applicable law, each of whom is a Non-Employee Director within the meaning of Rule 16b-3.
(h)   “Company” shall mean Virtual Piggy, Inc., or any successor thereto.
(i)   “Company Service” shall mean any service with the Company or any Affiliate in which the Company have at least a 51% ownership interest.
(j)   “Consultant” shall mean a natural person providing bona fide services to the Company or any Affiliate that are not in connection with the offer or sale of securities in a capital raising transaction, and such party does not directly or indirectly promote or maintain a market in the Company’s securities.
(k)   “Covered Award” means an Award, other than an Option or other Award with an exercise price per Share not less than the Fair Market Value of a Share on the date of grant of such Award, to a Covered Employee, if it is designated as such by the Committee at the time it is granted. Covered Awards are subject to the provisions of Section 13 of this Plan.
(l)   “Covered Employees” means Participants who are designated by the Committee prior to the grant of an Award who are, or are expected to be at the time taxable income will be realized with respect to the Award, “covered employees” within the meaning of Section 162(m).
(m)   “Dividend Equivalent” shall mean any right granted under Section 6(c) of the Plan.

(n)   “Effective Date” shall mean the date that the Plan is first approved by the stockholders of the Company.
(o)   “Employee” shall mean any employee or employee director of the Company or of any Affiliate.
(p)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods, or procedures as shall be established from time to time by the Committee.
(q)   “Incentive Stock Option” or “ISO” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.
(r)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(s)   “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(t)   “Other Stock-Based Award” shall mean any Award granted under Section 6(d) of the Plan.
(u)   “Participant” shall mean an Employee, Consultant or member of the Board of Directors who is granted an Award under the Plan.
(v)   “Performance Award” shall mean any Award granted hereunder that complies with Section 6(e)(ii) of the Plan.
(w)   “Performance Goals” means one or more objective performance goals, established by the Committee at the time an Award is granted, and based upon the attainment of targets for one or any combination of the following criteria, which may be determined solely by reference to the Company’s performance or the performance of a subsidiary or an Affiliate (or any business unit thereof) or based on comparative performance relative to other companies: (i) net income; (ii) earnings before income taxes; (iii) earnings per share; (iv) return on stockholders’ equity; (v) expense management; (vi) profitability of an identifiable business unit or product; (vii) revenue growth; (viii) earnings growth; (ix) total stockholder return; (x) cash flow; (xi) return on assets; (xii) pre-tax operating income; (xiii) net economic profit (operating earnings minus a charge for capital); (xiv) customer satisfaction; (xv) employee satisfaction; (xvi) strategic innovation; (xvii) number of user sign-ups; or (xviii) any combination of the foregoing. Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m).
(x)   “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.
(y)   “Released Securities” shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.
(z)   “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.
(aa)   “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.
(bb)   “Restricted Stock Unit” shall mean any right granted under Section 6(b) of the Plan that is denominated in Shares.
(cc)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended, or any successor rule and the regulation thereto.
(dd)   “Section 162(m)” means Section 162(m) of the Code or any successor thereto, and the Treasury Regulations thereunder.
(ee)   “Share” or “Shares” shall mean share(s) of the common stock of the Company, and such other securities or property as may become the subject of Awards pursuant to the adjustment provisions of Section 4(c).
(ff)   “Substitute Award” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

Section 3. Administration.
(a)   The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to designate Participants and:
(i)
  determine the type or types of Awards to be granted to each Participant under the Plan;
(ii)
  determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;
(iii)
  determine the terms and conditions of any Award;
(iv)
  determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;
(v)
  determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vi)
  interpret and administer the Plan and any instrument or agreement relating to the Plan, or any Award made under the Plan, including any Award Agreement;
(vii)
  establish, amend, suspend, or reconcile such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(viii)
  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b)   Unless otherwise expressly provided in the Plan or any Award Agreement, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award, or any Award Agreement, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any employee of the Company or of any Affiliate.
(c)   The Committee may delegate to one or more executive officers of the Company or to a committee of executive officers of the Company the authority to grant Awards to Employees who are not officers or directors of the Company and to amend, modify, cancel or suspend Awards to such employees, subject to Sections 7 and 9.
Section 4. Shares Available For Awards.
(a)   Maximum Shares Available.   The maximum number of Shares that may be issued to Participants pursuant to Awards under the Plan shall be 5,000,000 Shares (the “Plan Maximum”), subject to adjustment as provided in Section 4(c) below. Pursuant to any Awards, the Company may in its discretion issue treasury Shares or authorized but previously unissued Shares pursuant to Awards hereunder. For the purpose of accounting for Shares available for Awards under the Plan, the following shall apply:
(i)
  Only Shares relating to Awards actually issued or granted hereunder shall be counted against the Plan Maximum. Shares corresponding to Awards that by their terms expired, or that are forfeited, canceled or surrendered to the Company without full consideration paid therefor shall not be counted against the Plan Maximum.
(ii)
  Shares that are forfeited by a Participant after issuance, or that are reacquired by the Company after issuance without full consideration paid therefor, shall be deemed to have never been issued under the Plan and accordingly shall not be counted against the Plan Maximum.

(iii)
  Awards not denominated in Shares shall be counted against the Plan Maximum in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.
(iv)
  Substitute Awards shall not be counted against the Plan Maximum, and clauses (i) and (ii) of this Section shall not apply to such Awards.
(v)
  The maximum number of Shares that may be the subject of Awards made under this Plan to a single Participant in any two year period shall be 2,500,000.
(vi)
  With respect to any performance period no Participant may be granted Awards of incentive stock or incentive units under this Plan that vest upon the achievement of performance objectives in respect of more than 2,500,000 Shares of common stock or, if such Awards are settled in cash, the fair market value thereof determined at the time of payment, each subject to adjustment as provided in Section 4(c) below.
(b)   Shares Available for ISOs.   The maximum number of Shares for which ISOs may be granted under the Plan shall not exceed the Plan Maximum as defined in Section 4(a) above, subject to adjustment as provided in Section 4(c) below.
(c)   Adjustments to Avoid Dilution.   Notwithstanding paragraphs (a) and (b) above, in the event of a stock or extraordinary cash dividend, split-up or combination of Shares, merger, consolidation, reorganization, recapitalization, or other change in the corporate structure or capitalization affecting the outstanding common stock of the Company, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Committee may make appropriate adjustments to (i) the number or kind of Shares available for the future granting of Awards hereunder, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award; or if it deems such action appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to any ISO no such adjustment shall be authorized to the extent that such would cause the ISO to violate Code Section 422 or any successor provision thereto. The determination of the Committee as to the adjustments or payments, if any, to be made shall be conclusive.
(d)   Other Plans.   Shares issued under other plans of the Company shall not be counted against the Plan Maximum or other maximum amounts under the Plan.
Section 5. Eligibility.
Any director of the Company, Consultant or Employee shall be eligible to be designated a Participant.
Section 6. Awards.
(a)   Options.   The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:
(i)
  Exercise Price.   The exercise price per Share under an Option shall be determined by the Committee; provided, however, that except in the case of Substitute Awards, no Option granted hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.
(ii)
  Times and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part; in no event, however, shall the period for exercising an Option extend more than 10 years from the date of grant. The Committee shall also determine the method or methods by which Options may be exercised, and the form or forms (including without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iii)
  Incentive Stock Options.   The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
(iv)
  Termination.   Except as otherwise provided in the Option agreement, in the event that a Participant terminates employment or director status or becomes disabled, or in the case of a Consultant, ceases to have a Business Relationship with the Company, Options granted hereunder shall be exercisable only as specified below:
(A)   Disability or Death.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant becomes disabled or dies, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant (or his or her heirs or representatives) within six (6) months of the date of death or disability, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any portion of such partially vested Option that is not vested at the time of disability or death shall be forfeited. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any outstanding Option granted to a Participant at the time of disability or death, for which no vesting has occurred at the time of disability or death, shall be forfeited on the date of disability or death.
(B)   Termination for Reasons Other Than Death or Disability.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, if a Participant terminates employment or director status for reasons other than death or disability, or in the case of a Consultant, ceases to have a Business Relationship with the Company, any vested, unexercised portion of an Option that is at least partially vested at the time of the termination shall be forfeited in its entirety if not exercised by the Participant within three (3) months of the date of termination of employment or director status, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Any portion of such partially vested Option that is not vested at the time of termination shall be forfeited unless the Committee has in its sole discretion established that a Participant may continue to satisfy the vesting requirements beyond the date of his or her termination of employment, director or Consultant status. Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, any outstanding Option granted to a Participant terminating employment, director or Consultant status other than for death or disability, for which no vesting has occurred at the time of the termination shall be forfeited on the date of termination.
(C)   Conditions Imposed on Unvested Options.   Notwithstanding the foregoing provisions describing the additional exercise periods for Options upon termination of employment, director or Consultant status, the Committee may in its sole discretion condition the right of a Participant to exercise any portion of a partially vested Option for which the Committee has established an additional exercise period on the Participant’s agreement to adhere to such conditions and stipulations which the Committee may impose, including, but not limited to, restrictions on the solicitation of employees or independent contractors, disclosure of confidential information, covenants not to compete, refraining from denigrating through adverse or disparaging communication, written or oral, whether or not true, the operations, business, management, products or services of the Company or its current or former employees and directors, including without limitation, the expression of personal views, opinions or judgments. The unvested Options of any Participant for whom the Committee has given an additional exercise period subject to such conditions subsequent as set forth in this Section 6(a)(iv)(C) shall be forfeited immediately upon a breach of such conditions.

(D)   Forfeiture for Gross Misconduct.   Notwithstanding anything to the contrary herein, any Participant who engages in “Gross Misconduct”, as defined herein, (including any Participant who may otherwise qualify for disability status) shall forfeit all outstanding, unexercised Options, whether vested or unvested, as of the date such Gross Misconduct occurs. For purposes of the Plan, Gross Misconduct shall be defined to mean (i) the Participant’s conviction of a felony (or crime of similar magnitude in non-U.S. jurisdictions) in connection with the performance or nonperformance of the Participant’s duties (ii) acts of dishonesty by the Participant resulting or intending to result in personal gain or enrichment at the expense of the Company, its subsidiaries or affiliates or (iii) the Participant’s willful act or failure to act in a way that results in material injury to the business or reputation of the Company or employees of the Company.
(E)   Vesting.   For purposes of the Plan, any reference to the “vesting” of an Option shall mean any events or conditions which, if satisfied, entitle a Participant to exercise an Option with respect to all or a portion of the shares covered by the Option. The complete vesting of an Option shall be subject to Section 6(a)(iv)(D) hereof. Such vesting events or conditions may be set forth in the Notice of Grant or otherwise be determined by the Committee.
(b)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant Awards of Restricted Stock and or Restricted Stock Units to Participants with the following terms and conditions.
(i)
  Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, continued employment, director or Consultant service over a specified period or the attainment of specified Performance Objectives (as defined in Section 6(e)(ii)(B)) or Performance Goals, in accordance with Section 13), which restrictions may lapse separately or concurrently at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(ii)
  Registration.   Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(iii)
  Termination.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of employment or director service of a Participant, or in the case of a Consultant, ceases to have a Business Relationship with the Company, for any reason during the applicable restriction period, all Restricted Stock and all Restricted Stock Units, or portion thereof, still subject to restriction shall be forfeited and reacquired by the Company; provided, however, that in the event termination of employment or director service is due to the death or disability of the Participant, the Committee may waive in whole or in part any or all remaining restrictions with respect to Restricted Stock or Restricted Stock Units.
(c)   Dividend Equivalents.   The Committee may grant to Participants Dividend Equivalents under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.
(i)
  Termination.   Except as otherwise provided in an employment agreement with a Participant or as the Committee may otherwise provide, upon termination of the Participant’s employment or director service, or in the case of a Consultant, ceases to have a Business Relationship with the Company, for any reason during the term of a Dividend Equivalent, the right of a Participant to payment under a Dividend Equivalent shall terminate as of the date of termination; provided, however, that in the event the Participant’s employment or director service terminates because of the death or disability of a Participant the Committee may determine that such right terminates at a later date.
(d)   Other Stock-Based Awards.   The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including without limitation securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with Rule 16b- 3 and applicable law.
(i)
  Consideration.   If applicable, Shares or other securities delivered pursuant to a purchase right granted under this Section 6(d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including without limitation cash, Shares, other securities, other Awards or other property, or any combination thereof, as the Committee shall determine; provided, however, that except in the case of Substitute Awards, no derivative security (as defined in Rule 16b-3) awarded hereunder may have an exercise price of less than 100% of Fair Market Value of a Share on the date of grant.
(ii)
  Termination.   In granting any Stock-Based Award pursuant to this Section 6(d) the Committee shall also determine what effect the termination of employment or director service of the Participant holding such Award, or in the case of a Consultant, ceasing to have a Business Relationship with the Company, shall have on the rights of the Participant pursuant to the Award.
(e)   General.   The following general provisions shall apply to all Awards granted hereunder, subject to the terms of other sections of this Plan or any Award Agreement.
(i)
  Award Agreements.   Each Award granted under this Plan shall be evidenced by an Award Agreement which shall specify the relevant material terms and conditions of the Award and which shall be signed by the Participant receiving such Award, if so indicated by the Award.
(ii)
  Performance Awards.   Subject to the other terms of this Plan, the payment, release or exercisability of any Award, in whole or in part, may be conditioned upon the achievement of such Performance Objectives (as defined below) during such performance periods as are specified by the Committee. Hereinafter in this Section 6(e)(ii) the terms payment, pay, and paid also refer to the release or exercisability of a Performance Award, as the case may require.
(A)   Terms.   The Committee shall establish the terms and conditions of any Performance Award including the Performance Objectives (as defined below) to be achieved during any performance period, the length of any performance period, any event the occurrence of which will entitle the holder to payment, and the amount of any Performance Award granted.
(B)   Performance Objectives.   The Committee shall establish “Performance Objectives” the achievement of which shall entitle the Participant to payment under a Performance Award. Performance Objectives may be any measure of the business performance of the Company, or any of its divisions or Affiliates, including but not limited to the growth in book or market value of capital stock, the increase in the earnings in total or per share, or any other financial or non-financial indicator specified by the Committee.
(C)   Fulfillment of Conditions and Payment.   The Committee shall determine in a timely manner whether all or part of the conditions to payment of a Performance Award have been fulfilled and, if so, the amount, if any, of the payment to which the Participant is entitled.
(iii)
  Rule 16b-3 Six Month Limitations.   To the extent required in order to render the grant of an Award, the exercise of an Award or any derivative security, or the sale of securities corresponding to an Award, an exempt transaction under Section 16(b) of the Securities

Exchange Act of 1934 only, any equity security granted under the Plan to a Participant must be held by such Participant for at least six months from the date of grant, or in the case of a derivative security granted pursuant to the Plan to a Participant, at least six months must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings if any, assigned or attributed to them under Rule 16b-3.
(iv)
  Limits on Transfer of Awards.   No Award (other than Released Securities), and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (or, in the case of Awards that are forfeited or canceled, to the Company); and any purported assignment, sale, transfer, thereof shall be void and unenforceable against the Company or Affiliate. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.
(v)
  Exercisability.   Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order referred to above.
(vi)
  No Cash Consideration for Awards.   Awards may be granted for no cash consideration, or for such minimal cash consideration as the Committee may specify, or as may be required by applicable law.
(vii)
  Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. Performance Awards and Awards which are not Performance Awards may be granted to the same Participant.
(viii)
  Forms of Payment Under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.
(ix)
  Term of Awards.   Except as provided in Sections 6(a)(ii) or 6(a)(iv), the term of each Award shall be for such period as may be determined by the Committee.
(x)
  Share Certificates.   All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unrestricted certificates representing Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock, Restricted Stock Units or any other relevant Award promptly after such related Shares shall become Released Securities.
Section 7. Amendment and Termination of Awards.
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the following shall apply to all Awards.
(a)   Amendments to Awards.   Subject to Section 6(b)(i), the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, cancel or terminate, any Award heretofore granted without the consent of any relevant Participant or holder or beneficiary of an Award; provided, however, that no such amendment, alteration, suspension, discontinuance, cancellation or termination that would be adverse to the holder of such Award may be made without such holder’s consent.
(b)   Adjustments of Awards Upon Certain Acquisitions.   In the event the Company or an Affiliate shall issue Substitute Awards, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Substitute Awards granted under the Plan.
(c)   Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or an Award Agreement.
(d)   Correction of Defects, Omissions, and Inconsistencies.   The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.
Section 8. Acceleration upon a Change of Control.   Except as otherwise provided in the applicable Award agreement, in the event of a Change of Control the following shall apply:
(a)   Effect on Awards.
(i)
  Options.   In the event of a Change of Control, all Options outstanding on the date of such Change of Control shall become immediately and fully exercisable without regard to any vesting schedule provided for in the Option.
(ii)
  Restricted Stock and Restricted Stock Units.   In the event of a Change of Control, all restrictions applicable to any Restricted Stock or Restricted Stock Unit shall terminate and be deemed to be fully satisfied for the entire stated restricted period of any such Award, and the total number of underlying Shares shall become Released Securities. The Participant shall immediately have the right to the prompt delivery of certificates reflecting such Released Securities.
(iii)
  Dividend Equivalents.   In the event of a Change of Control, the holder of any outstanding Dividend Equivalent shall be entitled to surrender such Award to the Company and to receive payment of an amount equal to the amount that would have been paid over the remaining term of the Dividend Equivalent, as determined by the Committee.
(iv)
  Other Stock-Based Awards.   In the event of a Change of Control, all outstanding Other Stock-Based Awards of whatever type shall become immediately vested and payable in an amount that assumes that the Awards were outstanding for the entire period stated therein, as determined by the Committee.

(v)
  Performance Awards.   In the event of a Change of Control, Performance Awards for all performance periods, including those not yet completed, shall immediately become fully vested and payable in accordance with the following:
(A)   Non-Financial Performance Objectives.   The total amount of Performance Awards conditioned on nonfinancial Performance Objectives and those conditioned on financial performance shall be immediately payable (or exercisable or released, as the case may be) as if the Performance Objectives had been fully achieved for the entire performance period.
(B)   Financial Performance Objectives.   For Performance Awards conditioned on financial Performance Objectives and payable in cash, the Committee shall determine the amount payable under such Award by taking into consideration the actual level of attainment of the Performance Objectives during that portion of the performance period that had occurred prior to the date of the Change of Control, and with respect to the part of the performance period that had not occurred prior to the date of the Change of Control, the Committee shall determine an anticipated level of attainment taking into consideration available historical data and the last projections made by the Company’s Chief Financial Officer prior to the Change of Control. The amount payable shall be the present value of the amount so determined by the Committee discounted using a factor that is the Prime Rate as established by JP Morgan Chase, N.A. as of the date of the Change of Control.
(vi)
  Determination Final.   The Committee’s determination of amounts payable under this Section 8(a) shall be final. Except as otherwise provided in Section 8(a)(1), any amounts due under this Section 8(a) shall be paid to Participants within 30 days after such Change of Control.
(vii)
  Exclusion.   The provisions of this Section 8(a) shall not be applicable to any Award granted to a Participant if any Change of Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of Shares or other Company common stock or Company voting securities.
(b)   Change of Control Defined.   “A Change of Control” shall be deemed to have occurred if:
(i)
  there is an acquisition, in any one transaction or a series of transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
(ii)
  individuals who, as of March 7, 2013, constitute the Board (as of such date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to March 7, 2013 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or
(iii)
  there occurs either (A) the consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the stockholders of the Company of a complete liquidation of dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.
Section 9. Amendment and Termination of the Plan.
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan, including without limitation any such action to correct any defect, supply any omission or reconcile any inconsistency in the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or Person; provided that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award heretofore granted shall not be effective without the approval of the affected Participant(s); and provided further, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation or termination shall be made that would increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof.
Section 10. General Provisions
(a)   No Rights to Awards.   No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.
(b)   Withholding.   The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.
(c)   No Limit on Other Compensation Agreements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.
(d)   No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
(e)   Governing Law.   The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.
(f)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(g)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be that of an unsecured general creditor of the Company or any Affiliate.
(h)   No Fractional Shares.   No fractional Share shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(i)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 11. Effective Date of the Plan.
The Plan shall be effective as of the date of its approval by the Board of Directors. The Plan shall be submitted for approval by the stockholders of the Company not later than one year following the effective date.
Section 12. Term of the Plan.
No Award shall be granted under the Plan after the tenth anniversary of the effective date hereof. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee hereunder to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.
Section 13. Participants Subject to Section 162(m).
(a)   Applicability.   The provisions of this Section 13 shall be applicable to all Covered Awards. Covered Awards shall be made subject to the achievement of one or more pre-established Performance Goals, in accordance with procedures to be established by the Committee from time to time. Notwithstanding any provision of the Plan to the contrary, the Committee shall not, other than upon a Change of Control, have discretion to waive or amend such Performance Goals or to, except as provided in Section 4(c), increase the number of Shares subject to Covered Awards or the amount payable pursuant to Covered Awards after the Performance Goals have been established; provided, however, that the Committee may, in its sole discretion, reduce the number of Shares subject to Covered Awards or the amount which would otherwise be payable pursuant to Covered Awards; and provided, further, that the provisions of Section 8 shall override any contrary provision of this Section 13.
(b)   Certification.   No shares shall be delivered and no payment shall be made pursuant to a Covered Award unless and until the Committee shall have certified in writing that the applicable Performance Goals have been attained.
(c)   Procedures.   The Committee may from time to time establish procedures pursuant to which Covered Employees will be permitted or required to defer receipt of amounts payable under Awards made under the Plan.
(d)   Committee.   Notwithstanding any other provision of the Plan, for all purposes involving Covered Awards, the Committee shall consist of at least two members of the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m).

Section 14. Code §409A Compliance.
To the extent any Award hereunder provides for a deferral of compensation (within the meaning of Code §409A and related regulations), the material terms of the deferral, to the extent required under Treasury Regulation §1.409A-1(c)(3) to establish a deferred compensation plan, shall be set forth in the written Award documentation (including by incorporation by reference, if applicable) prior to the effective date of such Award. Such provisions may include a requirement that if any payment or acceleration of a payment is made upon a change of control, the definition of change of control for purposes of such award also complies with the requirements of Treasury Regulation §1.409A-3(i)(5).
In addition, whenever it is provided in this Plan or in any Award made hereunder that a payment or delivery is to be made “promptly” after a given event, such payment or delivery shall be made within 10 days of the event and the recipient shall have no right to designate the taxable year of payment or delivery.
Effective as of March 7, 2013.

VIRTUAL PIGGY, INC.
This proxy is solicited by the Board of Directors for
the Annual Meeting of Stockholders to be held on November 14, 2013
The undersigned hereby appoints Dr. Jo Webber and Joseph Dwyer, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to represent and vote all shares of common stock of Virtual Piggy, Inc. held of record by the undersigned on September 26, 2013 at the Annual Meeting of Stockholders to be held at 9:00 a.m. (PST) on Thursday, November 14, 2013 at the Holiday Inn Express Hotel & Suites, 125 E. Pacific Coast Highway, Hermosa Beach, CA 90254 and at any adjournment thereof, as specified on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.
This proxy, when properly executed, will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR Proposals (1), (2), (3), (4) and (6), for 1 YEAR with respect to Proposal (5), and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.
Please consider the issues discussed in the proxy statement and cast your vote by marking the boxes on the REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. Therefore, please complete the reverse side and mail it or use the Internet or toll-free telephone voting system explained on the reverse side.
(Continued and to be dated and signed on the reverse side)

 ANNUAL MEETING OF STOCKHOLDERS OFVIRTUAL PIGGY, INC.November 14, 2013Your vote is important. Please vote immediately.PROXY VOTING INSTRUCTIONSMAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible. -or- CONTROL NUMBER TELEPHONE- Call toll-free 1-877-502-0550from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. -or-INTERNET- Access “www.islandstocktransfer.com”, click on Vote Your Proxy and follow the on-screen instructions to enter your Control Number. Have your proxy card available when you access the web page.You may enter your voting instructions at 1-877-502-0550 or www.islandstocktransfer.com up until 11:59 PM Eastern Time the day before the meeting date. Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS (1), (2), (3), (4) and (6) AND A VOTE FOR “1 YEAR” FOR PROPOSAL (5). PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1.Election of DirectorsFOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES:Dr. Jo WebberDarr AleyKirk BradleyErnest CimadamoreHarold D. CoppermanWilliam P. LyonsWilliam J. Tobia2.Approval of the Virtual Piggy, Inc. 2013 Equity Incentive Plan:FOR AGAINST ABSTAIN3.Approval of an Increase in Virtual Piggy’s Authorized Common Stock:FOR AGAINST ABSTAIN4. Advisory Vote on the Compensation of our Named Executive Officers:FOR AGAINST ABSTAIN5. Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers:1 YEAR 2 YEARS 3 YEARS ABSTAIN6.Appointment of Morison Cogen, LLP as Virtual Piggy’s independent registered public accounting firm:FOR AGAINST ABSTAINThe undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the proxy statement furnished therewith.

 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date:NOTE:Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.